Exhibit 99.1

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person’s legal, tax, financial and/or accounting advisors.  If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail.  Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission.  These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

Counterparty
Underwriter	ML
Issuer	Fieldstone Mortgage Investment Trust
Depositor	Fieldstone Mortgage Investment Corporation
Seller	Fieldstone Investment Corporation
Aggregator
Rep Provider
Master Servicer	Wells Fargo Bank, N.A.
Trustee	US Bank
MI Provider
Monoline
Credit Manager
Federal Tax Status	Owner Trust

Originators	Group (%)	Total (%)
FMIC	100%	100%

Servicers	Group (%)	Total (%)
Chase	100%	100%

FICO	UPB	%
< 500	$0	—
500 - 519	$1,960,159	0.26%
520 - 539	$12,057,978	1.62%
540 - 559	$32,844,417	4.42%
560 - 579	$40,617,011	5.47%
580 - 599	$70,729,217	9.52%
600 - 619	$85,427,998	11.50%
620 - 639	$86,951,568	11.71%
640 - 659	$91,225,627	12.28%
660 - 679	$115,901,822	15.61%
680 - 699	$82,492,798	11.11%
700 - 719	$47,516,411	6.40%
720 - 739	$36,978,192	4.98%
740 - 759	$21,161,476	2.85%
760 - 779	$13,264,761	1.79%
780 - 799	$2,556,750	0.34%
800 plus	$934,926.25	0.13%

Collateral Info	Group	TOTAL
Gross WAC	7.408%	7.160%
WA CLTV	89.15%	92.47%
CLTV >80%	74.49%	83.33%
CLTV >90%	49.31%	62.52%
CLTV >95%	40.57%	54.33%
LB <$50,000	2.15%	1.01%
LB $50k - $100k	15.49%	7.96%
LB $100k - $150k	31.43%	14.44%
WA FICO	627.0	647.0
<560 FICO	10.84%	6.67%
560 - 600 FICO	22.40%	15.23%
SF / TH / PUD	84.79%	82.66%
2-4 Family	8.45%	8.80%
Condo	6.76%	8.55%
Manufactured Housing (MH)	0.00%	0.00%
Other	0.00%	0.00%
Primary	95.30%	97.36%
Second	0.00%	0.00%
Investment	4.70%	2.64%
Full / Alt	62.52%	44.50%
Stated / Limited	37.48%	55.50%
NINA	0.00%	0.00%
1st Lien	96.78%	97.11%
2nd Lien	3.22%	2.89%
State 1	California	California
%	18.84%	38.07%
State 2	Illinois	Illinois
%	10.57%	7.75%
State 3	Texas	Florida
%	9.24%	7.24%
State 4	Arizona	Washington
%	7.68%	6.09%
State 5	Washington	Arizona
%	7.49%	5.62%
ARM / HYB	86.44%	91.17%
Fixed	13.56%	8.83%
Purchase	35.36%	60.74%
Refi-RT	48.91%	29.96%
Refi-CO	15.73%	9.30%
Size	$333,200,053	$742,621,111
AVG Balance	$135,227	$192,588
Loan Count	2,464	3,856
Interest Only (IO)	40.48%	60.63%
Negative Amortization	0.00%	0.00%

GWAC	ARM UPB	ARM%	FIX UPB	FIX%
0 - 4.5	0	0	0	0
4.5 - 5	$0	0.00%	$0	0.00%
5 - 5.5	$0	0.00%	$0	0.00%
5.5 - 6	$2,291,239	0.34%	$0	0.00%
6 - 6.5	$191,550,716	28.29%	$6,472,388	9.87%
6.5 - 7	$221,547,738	32.72%	$17,015,149	25.94%
7 - 7.5	$111,344,429	16.45%	$8,985,874	13.70%
7.5 - 8	$78,398,526	11.58%	$5,676,680	8.65%
8 - 8.5	$37,965,188	5.61%	$1,868,500	2.85%
8.5 - 9	$19,408,186	2.87%	$3,631,754	5.54%
9 - 9.5	$9,199,266	1.36%	$2,094,729	3.19%
9.5 - 10	$3,429,472	0.51%	$10,151,578	15.47%
10 - 10.5	$1,885,057	0.28%	$9,704,642	14.79%
10.5 - 11	$0	0.00%	$0	0.00%
11 - 11.5	$0	0.00%	$0	0.00%
11.5 - 12	$0	0.00%	$0	0.00%
12 - 12.5	$0	0.00%	$0	0.00%
12.5 - 13	$0	0.00%	$0	0.00%
13 - 13.5	$0	0.00%	$0	0.00%
13.5 - 14	$0	0.00%	$0	0.00%
14 - 14.5	$0	0.00%	$0	0.00%
14.5 +	0	0	0	0

Ratings
Moody’s Rating	X
S&P Rating	X
Fitch Rating	X
DBRS Rating

Credit Enhancement
Subordination (not including OC)	22.05%
Prefund OC (%)	0.85%
Initial Target OC (%)	0.85%
Stepdown OC (%)	1.70%
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

Fully Amortizing ARMs and Full Doc

FICO Range	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
0 - 560	0.14%	0.33%	0.35%	0.06%	0.38%	1.82%	0.73%	0.31%
560 - 599	0.05%	0.19%	0.19%	0.17%	0.29%	1.43%	1.06%	3.34%
600 - 619	0.02%	0.18%	0.03%	0.00%	0.07%	0.48%	0.25%	2.04%
620 - 659	0.02%	0.04%	0.07%	0.04%	0.17%	0.44%	0.28%	2.59%
660 - 699	0.02%	0.01%	0.00%	0.02%	0.06%	0.16%	0.09%	0.83%
700 - 740	0.00%	0.01%	0.00%	0.00%	0.00%	0.03%	0.03%	0.15%
740 +	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%

Fully Amortizing ARMs and Not Full Doc

FICO Range	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
0 - 560	0.13%	0.10%	0.11%	0.05%	0.21%	0.15%	0.05%	0.01%
560 - 599	0.13%	0.21%	0.05%	0.03%	0.21%	0.59%	0.17%	0.71%
600 - 619	0.03%	0.05%	0.01%	0.02%	0.32%	0.48%	0.08%	0.17%
620 - 659	0.06%	0.20%	0.05%	0.05%	0.27%	1.13%	0.30%	0.94%
660 - 699	0.01%	0.07%	0.09%	0.03%	0.20%	0.48%	0.25%	1.97%
700 - 740	0.01%	0.00%	0.00%	0.00%	0.02%	0.22%	0.23%	0.78%
740 +	0.00%	0.03%	0.00%	0.01%	0.05%	0.10%	0.03%	0.40%

Not Fully Amortizing ARMs and Full Doc

FICO Range	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
0 - 560	0.04%	0.07%	0.15%	0.00%	0.11%	0.31%	0.02%	0.15%
560 - 599	0.33%	0.24%	0.23%	0.20%	0.67%	1.70%	0.01%	0.38%
600 - 619	0.04%	0.00%	0.16%	0.02%	0.48%	0.85%	0.46%	2.47%
620 - 659	0.07%	0.23%	0.11%	0.03%	0.22%	1.59%	0.65%	4.57%
660 - 699	0.02%	0.00%	0.08%	0.03%	0.10%	0.53%	0.19%	2.12%
700 - 740	0.00%	0.00%	0.00%	0.00%	0.02%	0.16%	0.21%	0.68%
740 +	0.00%	0.00%	0.00%	0.00%	0.03%	0.11%	0.00%	0.25%

Not Fully Amortizing ARMs and Not Full Doc

FICO Range	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
0 - 560	0.00%	0.00%	0.10%	0.07%	0.09%	0.06%	0.01%	0.03%
560 - 599	0.11%	0.15%	0.22%	0.06%	0.43%	0.33%	0.00%	0.11%
600 - 619	0.11%	0.23%	0.08%	0.04%	0.26%	0.83%	0.07%	0.38%
620 - 659	0.06%	0.05%	0.27%	0.08%	0.91%	2.44%	0.68%	3.85%
660 - 699	0.12%	0.18%	0.10%	0.09%	0.54%	2.05%	0.77%	12.70%
700 - 740	0.04%	0.00%	0.00%	0.08%	0.25%	0.81%	0.63%	5.44%
740 +	0.02%	0.00%	0.00%	0.00%	0.13%	0.26%	0.41%	2.14%

Fixed Rate and Full Doc

FICO Range	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
0 - 560	0.04%	0.03%	0.03%	0.00%	0.00%	0.05%	0.02%	0.03%
560 - 599	0.14%	0.05%	0.07%	0.01%	0.02%	0.14%	0.04%	0.27%
600 - 619	0.00%	0.10%	0.08%	0.02%	0.05%	0.05%	0.05%	0.20%
620 - 659	0.04%	0.13%	0.05%	0.11%	0.08%	0.19%	0.04%	0.54%
660 - 699	0.02%	0.15%	0.00%	0.00%	0.06%	0.24%	0.00%	0.45%
700 - 740	0.00%	0.00%	0.00%	0.00%	0.03%	0.02%	0.01%	0.28%
740 +	0.03%	0.00%	0.09%	0.05%	0.00%	0.00%	0.00%	0.09%

Fixed Rate and Not Full Doc

FICO Range	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
0 - 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
560 - 599	0.02%	0.09%	0.00%	0.00%	0.00%	0.10%	0.00%	0.01%
600 - 619	0.04%	0.03%	0.00%	0.00%	0.06%	0.04%	0.04%	0.04%
620 - 659	0.05%	0.09%	0.02%	0.03%	0.03%	0.08%	0.01%	0.07%
660 - 699	0.02%	0.00%	0.11%	0.03%	0.11%	0.28%	0.21%	1.15%
700 - 740	0.00%	0.00%	0.01%	0.01%	0.06%	0.10%	0.09%	0.97%
740 +	0.07%	0.00%	0.00%	0.00%	0.00%	0.02%	0.05%	0.48%